                                                                    EXHIBIT 25.1
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF l939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                    |_| CHECK IF AN APPLICATION TO DETERMINE
             ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)

                       STATE STREET BANK AND TRUST COMPANY
        -----------------------------------------------------------------
               (Exact name of trustee as specified in its charter)

              Massachusetts                             04-1867445
    ----------------------------------       -------------------------------
     (State of incorporation if                      (I.R.S. Employer
        not a national bank                         Identification No.)

                225 Franklin Street, Boston, Massachusetts 02110
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

         Maureen Scannell Bateman, Executive Vice President and General
            Counsel, 225 Franklin Street, Boston, Massachusetts 02110
                                 (617) 654-3253
--------------------------------------------------------------------------------
            (Name, address and telephone number of agent for service)

                             SCG HOLDING CORPORATION
                    SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC
--------------------------------------------------------------------------------
               (Exact name of obligor as specified in its charter)

                 Delaware                                 36-3840979
                 Delaware                                 36-4292817
     ----------------------------------          -----------------------------
   (State or other jurisdiction of                     (I.R.S. Employer
    incorporation or organization)                    Identification No.)

                  5005 E. McDowell Road, Phoenix, Arizona 85008
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                     12% Senior Subordinated Notes due 2009
             Guarantee of the 12% Senior Subordinated Notes due 2009
--------------------------------------------------------------------------------
                       (Title of the indenture securities)

Item l.        GENERAL INFORMATION.

         Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject:

                     Department of Banking and Insurance of
                     The Commonwealth of Massachusetts
                     100 Cambridge Street
                     Boston, Massachusetts

                     Board of Governors of the Federal Reserve System Washington, D.C.

                     Federal Deposit Insurance Corporation
                     Washington, D.C.

         (b)   Whether it is authorized to exercise corporate trust powers:

                     The trustee is so authorized.

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the trustee, describe each such affiliation.

               None with respect to the trustee or its parent, State Street Corporation.

Item l6.       LIST OF EXHIBITS.  List below all exhibits filed as a part of this statement of eligibility and qualification.

               l. A copy of the Articles of Association of the trustee as now in effect.

                   A copy of the Articles of Association of the trustee, as now in effect, is on file with the Securities and Exchange Commission as Exhibit 1 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

               2. A copy of the Certificate of Authority of the trustee to do Business.

                   A copy of a Statement from the Commissioner of Banks of Massachusetts that no certificate of authority for the trustee to commence business was necessary or issued is on file with the Securities and Exchange Commission as Exhibit 2 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

               3. A copy of the Certification of Fiduciary Powers of the Trustee.

                   A copy of the authorization of the trustee to exercise corporate trust powers is on file with the Securities and Exchange Commission as Exhibit 3 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

               4.  A copy of the By-laws of the trustee as now in effect.

                   A copy of the By-Laws of the trustee, as now in effect, is on file with the Securities and Exchange Commission as Exhibit 4 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with Registration Statement of Eastern Edison Company (File No. 33-37823) and is incorporated herein by reference thereto.

               5. A consent of the trustee required by Section 32l(b) of the Act is annexed hereto as Exhibit 5 and made a part hereof.

               6. A copy of the latest Consolidated Reports of Condition of the trustee, published pursuant to law or the requirements of its supervising or examining authority.

                   A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority is annexed hereto as
                   Exhibit 6 and made a part hereof.

                                      NOTES


         Inasmuch as this Form T-l is filed prior to the ascertainment by the trustee of all facts on which to base its answer to Item 2, the answer to said
Item is based upon incomplete information. Said Item may, however, be considered correct unless amended by an amendment to this Form T-l.

                                    SIGNATURE


         Pursuant to the requirements of the Trust Indenture Act of l939, the trustee, State Street Bank and Trust Company, a Massachusetts trust company, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Hartford, and State of Connecticut, on the 22nd day of October, 1999.

                                        STATE STREET BANK AND TRUST
                                        COMPANY,
                                        Trustee



                                        By   /s/  Steven Cimalore
                                            -----------------------------
                                            Name:  Steven Cimalore
                                            Title:  Vice President

                                    EXHIBIT 5


                             CONSENT OF THE TRUSTEE
                           REQUIRED BY SECTION 321(b)
                       OF THE TRUST INDENTURE ACT OF 1939


         The undersigned, as Trustee under an Indenture entered into among SCG Holding Corporation, Semiconductor Components Industries, LLC and State Street Bank and Trust Company, Trustee, does hereby consent that, pursuant to Section 321(b) of the Trust Indenture Act of 1939, reports of examinations with respect to the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                        STATE STREET BANK AND TRUST
                                        COMPANY,
                                        Trustee



                                        By   /s/  Steven Cimalore
                                            -----------------------------
                                            Name:  Steven Cimalore
                                            Title:  Vice President




Dated:  October 22, 1999

                                    EXHIBIT 6

Consolidated Report of Condition of State Street Bank and Trust Company, Massachusetts and foreign and domestic subsidiaries, a state banking institution organized and operating under the banking laws of this commonwealth and a member of the Federal Reserve System, at the close of business JUNE 30, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act and in accordance with a call made by the Commissioner of Banks under General Laws, Chapter 172,
Section 22(a).

                                                                                     Thousands of
ASSETS                                                                                    Dollars
Cash and balances due from depository institutions:
         Noninterest-bearing balances and currency and coin ............................1,755,237
         Interest-bearing balances ....................................................14,209,161
Securities ............................................................................13,027,148
Federal funds sold and securities purchased
         under agreements to resell in domestic offices
         of the bank and its Edge subsidiary ...........................................7,840,413
Loans and lease financing receivables:
         Loans and leases, net of unearned income ..............8,134,756
         Allowance for loan and lease losses ......................88,351
         Allocated transfer risk reserve ...............................0
         Loans and leases, net of unearned income and allowances .......................8,046,405
Assets held in trading accounts ........................................................1,753,511
Premises and fixed assets ................................................................529,247
Other real estate owned ........................................................................0
Investments in unconsolidated subsidiaries ...................................................603
Customers' liability to this bank on acceptances outstanding ..............................76,078
Intangible assets ........................................................................223,035
Other assets ...........................................................................1,481,250
                                                                                        ---------
Total assets ..........................................................................48,942,088
                                                                              ----------------------
                                                                              ----------------------
LIABILITIES

Deposits:
         In domestic offices ..........................................................13,006,374
                  Noninterest-bearing ..........................9,462,505
                  Interest-bearing .............................3,543,869
         In foreign offices and Edge subsidiary .......................................19,913,151
                  Noninterest-bearing ............................444,189
                  Interest-bearing ............................19,468,962
Federal funds purchased and securities sold under
         agreements to repurchase in domestic offices of
         the bank and of its Edge subsidiary ..........................................10,510,055
Demand notes issued to the U.S. Treasury........................................................0
         Trading liabilities............................................................1,151,604
Other borrowed money .....................................................................198,253
Subordinated notes and debentures ..............................................................0
Bank's liability on acceptances executed and outstanding ..................................76,078
Other liabilities ......................................................................1,291,791
Total liabilities .....................................................................46,147,306
                                                                                       ----------
                                                                                       ----------
EQUITY CAPITAL
Perpetual preferred stock and related surplus ..................................................0
Common stock ..............................................................................29,931
Surplus  .................................................................................489,739
Undivided profits and capital reserves/Net unrealized holding gains (losses) ...........2,313,006
         Net unrealized holding gains (losses) on available-for-sale securities .........(25,610)
Cumulative foreign currency translation adjustments .....................................(12,284)
Total equity capital ...................................................................2,794,782
                                                                                        ---------
Total liabilities and equity capital ..................................................48,942,088
                                                                                       ----------
                                                                                       ----------

I, Rex S. Schuette, Senior Vice President and Comptroller of the above named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                           Rex S. Schuette


We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                                           David A. Spina
                                           Marshall N. Carter
                                           Truman S. Casner